THE MERGER FUND®

INSTITUTIONAL CLASS SHARES (MERIX)

100 Summit Lake Drive
Valhalla, New York 10595

PROSPECTUS
July 31, 2013

This Prospectus includes information you should know about the Fund before you invest.  Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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FUND SUMMARY

Investment Objective:  The Merger Fund (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses consisting of Interest Expense, Borrowing Expense on Securities Sold Short and Dividends on Securities Sold Short	0.42%
Total Other Expenses	0.58%
Acquired Fund Fees and Expenses(1)	0.05%
Total Annual Fund Operating Expenses Before Fee Waiver(2)	1.63%
Fee Waiver(2)	(0.13%)
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.50%

(1)  Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table may not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(2)  The Fund’s contractual management fee rate is 1.00% of the Fund’s average net assets. The Adviser has agreed to reduce its management fee until July 8, 2014 so that the management fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  This fee waiver arrangement may be terminated at any time by the Fund’s Board of Trustees.

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Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Only the first year of each period in the example takes into account the fee waiver described above.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$153	$502	$874	$1,922

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the Annual Fund Operating Expenses table above or in the Example, affect the Fund’s performance.  During the fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 240.32% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  Because Westchester Capital Management, LLC (the “Adviser”) seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the Adviser believes the merger-arbitrage strategy is designed to provide performance that normally has low correlation with the performance of stock markets.

In conjunction with investment in an acquisition target or other investment, the Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.

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In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit.  The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.

The Fund may invest in other investment companies, including exchange-traded funds (ETFs).  To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments.

In making merger arbitrage investments for the Fund, the Adviser is guided by the following general principles: (1) securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time; (2) before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion; (3) in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction; (4) the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and (5) the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of the risk/reward ratio is no longer favorable.

Principal Risks:  You could lose money by investing in the Fund.  Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance, including the following:

Merger and Event-Driven Risk – Merger-arbitrage and event-driven investing involves the risk that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or fail to achieve a desired rate of return.  The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Accordingly, the Fund may underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

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Hedging Transactions – The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Hedging transactions involve the risk of imperfect correlation.  Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result or that its evaluation of the likelihood that a specific merger or reorganization will be completed as expected will prove correct.

Portfolio Turnover Risk – The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.  The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.  The sale of portfolio securities associated with portfolio turnover may also result in the recognition of capital gain, which will be taxable to shareholders (in the case of short-term capital gain, at ordinary income rates) when distributed to shareholders.

Derivatives Risk – Financial derivatives, such as options, swaps and futures contracts, may not produce the desired investment results because they are not perfect substitutes for the underlying securities, indices or currencies from which they are derived. Derivatives may also create leverage which will amplify the effect of the performance of these instruments on the Fund and may produce significant losses.

Foreign Investing – Investments in foreign countries may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  Such investments are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that may have the effect of decreasing the value of foreign securities.  Foreign investments may be subject to foreign withholding taxes.  Also, foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Debt Securities Risk – Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

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Leveraging Risk – The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will cause the value of the Fund’s shares to be more volatile.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage, and the use of leverage may magnify any losses associated with such transactions.

Short Selling Risk – If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  The Fund is required to deposit collateral in connection with such short sales and has to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

Market Risk – Investment markets can be volatile. The prices of investments can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if markets perform poorly.

Annual Total Returns:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  The bar chart shows changes in the Fund’s performance from year to year over a ten-year period for Investor Class shares and the table compares the average annual total returns of the Fund’s Investor Class shares for the 1-, 5- and 10- year periods with those of the S&P 500 Index, a broad measure of market performance.  After-tax returns are shown for Investor Class shares only; after-tax returns for other classes will vary.  As of the date of this Prospectus, no Institutional Class shares of the Fund are outstanding.  Institutional Class shares represent an investment in the same portfolio of securities as Investor Class shares.  Annual returns would differ only to the extent that Institutional Class shares do not have the same expenses as Investor Class shares.  Institutional Class shares are not subject to distribution and/or service (12b-1) fees.

Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser.  Messrs. Behren and Shannon, the Fund’s current portfolio managers, have served as co-portfolio managers of the Fund since January 2007.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.mergerfund.com.

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Total return as of 12/31 for each year
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
11.04%
2.71%
0.81%
10.98%
2.96%
-2.26%
8.52%
3.41%
1.66%
3.61%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

During the ten-year period shown in the above chart, the highest quarterly return was 5.08% (for the quarter ended June 30, 2003) and the lowest quarterly return was -4.00% (for the quarter ended September 30, 2011).

The calendar year-to-date performance of the Fund’s Investor Class shares as of June 30, 2013 is: 0.32%.

Average Annual Total Returns*
for the Periods Ended December 31, 2012

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	3.61%	2.93%	4.26%
Return After Taxes on Distributions	3.12%	2.40%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	2.24%	3.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%

* The returns are for Investor Class shares of the Fund, which are not offered in this Prospectus.  Institutional Class shares represent an investment in the same portfolio of securities as Investor Class shares.  Average Annual Total Returns would differ only to the extent that Institutional Class shares do not have the same expenses as Investor Class shares.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy Behren and Mr. Michael T. Shannon have served as co-portfolio managers of the Fund since January 2007.  Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President, Treasurer and a Trustee of the Fund and Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President of the Fund.

Purchase and Sale of Institutional Class Shares:  The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment*	Subsequent Investments
Institutional Class Shares	$1,000,000	$500

*           The Fund has agreed to waive the minimum initial investment amount for Institutional Class Shares for clients of third-party investment programs or platforms that meet certain asset thresholds and with which the Fund has distribution arrangements.

You may purchase or redeem shares on any business day.  Shares of the Fund may be purchased by sending a completed application form to The Merger Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701 or through authorized financial intermediaries.

Tax Information:  The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.

PRINCIPAL INVESTMENT POLICIES

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval.   Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.  There is no guarantee that the Fund will achieve its investment objective.

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Under normal market conditions, the Fund invests at least 80% of its total assets principally in the common stock, preferred stock and, occasionally, warrants of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations (“merger-arbitrage investments”).  The Fund will not change this policy without providing shareholders with 60 days’ advance written notice.  The Fund may also invest in preferred stock, debt obligations and occasionally, warrants as part of its merger arbitrage strategy or otherwise.  See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.  The size of this discount, known as the arbitrage “spread,” generally determines the Fund’s potential profit on any given investment.  Because the Adviser seeks to profit from the “spread” described above upon the completion of a merger, takeover or other reorganization rather than the performance of the market overall or any one issuer, the merger-arbitrage strategy is designed to provide performance that has relatively low correlation with the performance of stock markets.

The Fund may employ a variety of hedging strategies to protect against issuer-related risk or other risks, including selling short the securities of the company that proposes to acquire the acquisition target and/or the purchase and sale of put and call options.  The Fund may enter into derivative transactions and other instruments of any kind for hedging purposes, duration or volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  For example, the Adviser may seek to hedge the Fund’s portfolio against a decline in the value of its portfolio securities or a decline in the market generally by purchasing put options.  A put option gives the Fund the right to sell, or “put,” a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium.  The values of put options generally increase as stock prices decrease. The Fund may sell call options of any kind, including, for example, deep in-the-money call options and naked call options.  The Fund may sell call options for any purpose, including as part of a strategy to minimize the Fund’s trading costs and/or market impact.  The Fund also may use derivative transactions with the purpose or effect of creating investment leverage.

As part of its merger arbitrage strategy, the Fund may engage in various transactions involving put and call options.  For hedging purposes, for example, the Fund may purchase put options or sell (“write”) call options.  A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.  The market price of a put option will normally vary inversely with the market price of the underlying security.  A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration.  The Fund’s investments in derivatives and other synthetic instruments that provide exposure comparable to, or form a part of, a merger-arbitrage related investment will be counted toward satisfaction of the Fund’s 80% policy described above.

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The Fund also may borrow from banks, on a secured or unsecured basis at fixed or variable interest rates, to increase its portfolio holdings of securities.  When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33 1/3% of the value of its gross assets.

In pursuing the Fund’s investment objective and strategies, the Fund may invest in U.S. and foreign securities without limit and may invest in companies of any market capitalization.

The Fund may invest in other investment companies, including ETFs.  To the extent that the Fund invests in shares of another investment company or ETF, the Fund bears its proportionate share of the expenses of the underlying investment company or ETF and is subject to the risks of the underlying investment company’s or ETF’s investments. Those investments may be made for the purpose of gaining long or short market exposure or managing the Fund’s cash position.  The Fund may hold a significant portion of its assets in cash, money market investments, money market funds or other similar short-term investments for defensive purposes or to preserve the Fund’s ability to capitalize quickly on new market opportunities.

Historically, the Fund’s investment results (represented by the performance of the Investor Class shares) have often exhibited low relative volatility.  Below is a table comparing the Fund’s beta to that of the Standard & Poor’s 500 Stock Index over the one-year, three-year, five-year and ten-year periods ended December 31, 2012.  An investment’s beta is a statistical measure of volatility, whereby a fund’s sensitivity to movements in the Standard & Poor’s 500 Stock Index is expressed relative to the Index’s beta of 1.0, with numbers higher than 1.0 indicating greater sensitivity and numbers lower than 1.0 indicating less sensitivity.

	1-year period ending 12/31/12	3-year period ending 12/31/12	5-year period ending 12/31/12	10-year period ending 12/31/12
The Merger Fund— Investor Class shares	0.09	0.11	0.12	0.14
S&P 500 Index	1.00	1.00	1.00	1.00

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  While some periods will be more conducive to a merger-arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return with relatively low volatility, even in flat or down markets.

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In addition to the above strategies, the Fund’s Adviser may invest in other investments or utilize other strategies consistent with its investment objective.  For example, the Fund may pursue other event-driven strategies, including investing in companies that may be (i) involved in significant litigation, (ii) subject to significant regulatory issues or changes, or (iii) exploring strategic alternatives, such as an initial public offering, capital structure restructuring, reorganization or a recapitalization. The success of those strategies will depend upon, among other things, the Adviser’s skill in evaluating the likelihood of the various potential outcomes and the market’s reaction to those outcomes.

In making merger arbitrage investments for the Fund, the Adviser is guided by the following general principles:  (1) securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the possibility of some type of merger or other significant corporate event within a reasonable period of time; (2) before an initial position is established, a preliminary analysis is made of the expected transaction to determine the probability and timing of a successful completion; (3) in deciding whether or to what extent to invest, the Adviser evaluates, among other things, the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction; (4) the risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted at any time; and (5) the Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary considerations include the likelihood that the transaction will be successfully completed and its risk-adjusted profile.  The Adviser may sell securities at any time, including if the Adviser’s evaluation of risk/reward ratio is no longer favorable.

The Fund engages in active trading and may invest a portion of its assets in any asset class in which it is permitted to invest to seek short-term capital appreciation, which increases the portfolio turnover rate and causes increased brokerage commission costs. A high turnover rate exposes taxable shareholders to a higher current realization of capital gains, and thus a higher current tax liability, than may be associated with investments in other investment companies which emphasize long-term investment strategies and thus have a lower turnover rate.  Portfolio securities may be sold at any time. For example, the Fund’s portfolio managers may sell a Fund investment in order to take advantage of what they consider to be a better investment opportunity, when they believe the investment no longer represents a relatively attractive investment opportunity, or when they perceive deterioration in the credit fundamentals of the issuer.

The Fund may also invest in various types of corporate debt obligations as part of its merger-arbitrage strategy or otherwise.

Any percentage limitation or other requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Additionally, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement.

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Depending upon the level of merger activity and in attempting to respond to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies.  The Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.  As a result of taking such a temporary defensive position, the Fund may not achieve its investment objective.

Except as otherwise stated, the Fund’s investment objective and policies are not fundamental and may be changed without obtaining approval of the Fund’s shareholders or prior notice.

PRINCIPAL RISKS

The Fund’s investment program involves investment techniques and securities holdings which entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

The Fund is not intended to provide a balanced investment program.  The Fund is intended to be an investment vehicle only for that portion of an investor’s capital which can appropriately be exposed to risk.  Each investor should evaluate an investment in the Fund in terms of the investor’s own investment goals.

It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its NAV, yield and total return, are the following:

Merger and Event-Driven Risk

A principal risk associated with merger-arbitrage and event-driven investing is that the Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Fund’s return on the investment will be negative. Even if the Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Fund to lose money or to fail to achieve a desired rate of return and losses may be realized.  The success of the Fund’s merger arbitrage strategy also depends on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions.  If the Adviser determines that a proposed acquisition or other corporate reorganization is likely to be consummated, the Fund may purchase the target company’s securities at prices often only slightly below the value expected to be paid or exchanged for such securities upon completion of the reorganization (and often substantially above the prices at which such securities traded immediately prior to the announcement of the proposed transaction).  If the reorganization appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the target’s securities may decline sharply. Similarly, if the Fund has sold short the acquirer’s securities in anticipation of covering the short position by delivery of identical securities received in the exchange, the failure of the transaction to be consummated may force the Fund to cover its short position in the open market at a price higher than that at which it sold short, with a resulting loss. In addition, if the Fund purchases the target’s securities at prices above the offer price because the Adviser determines that the offer is likely to be increased or a different and higher offer made, such purchases may be subject to a greater degree of risk.

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If, in a transaction in which the Fund has sold the target’s securities short (often at prices significantly below the announced offer price for such securities) based on a determination that the transaction is unlikely to be consummated, and the transaction, in fact, is consummated at the announced price or higher, the Fund may suffer substantial losses if it is forced to cover the short position in the open market at a higher price. In addition, there can be no assurance that securities necessary to cover a short position will be available for purchase or that securities will be available to be borrowed at reasonable costs.

In the past, the SEC has adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and has adopted rules requiring monthly public disclosure. In addition, other jurisdictions in which the Adviser may trade have adopted reporting rules for short sales and short positions. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategies for the Fund. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engaged in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Adviser unable to execute its investment strategy. The SEC has recently adopted restrictions on the short sales of securities that fall more than a certain amount in a given day (referred to as the “circuit breaker” or “modified uptick” rule). Such events and these and other restrictions on the Adviser’s ability to engage in short sales could make the Adviser unable to execute its investment strategy and cause losses to the Fund.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to recent market events. Bans on short selling may make it impossible for the Adviser to execute certain investment strategies on behalf of the Fund and may have a material adverse effect on its ability to achieve its investment objective and generate returns.

The Fund may invest in hostile tender offers, proposed leveraged buyouts and other similar situations.  Those types of transactions have a greater risk that the proposed transaction will not be completed successfully and, consequently, a greater risk of loss.  A failed transaction or reorganization may occur for a number of reasons, including failure to get shareholder approval or failure to get regulatory approval.  The Fund may incur significant losses unwinding its merger-arbitrage and event-driven positions in the event that a proposed merger or other corporate event does not occur as expected by the Adviser or the Adviser determines the position no longer represents an attractive investment opportunity.

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The Fund expects to employ strategies that are not designed to benefit from general market appreciation or improved economic conditions in the global economy.  Indeed, the Adviser may seek to limit the Fund’s investment exposure to the markets generally.  Accordingly, the Fund may underperform the markets under certain market conditions, such as periods when there is rapid appreciation in the markets.

Hedging Transactions

The Adviser may employ various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of the Fund’s hedging strategy will also be subject to the Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, hedging typically establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. For a variety of reasons, the Adviser may not establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

Hedging activities involve additional expenses and the risk of loss when a hedge is unwound, especially in the case of reorganizations that are terminated.  There is no assurance that any such hedging techniques will employed by the Adviser on behalf of the Fund or that any of those employed will be successful.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser’s judgments about the likelihood of a particular outcome may prove to be inaccurate and may not produce the desired results.  The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

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Portfolio Turnover Risk

The frequency of the Fund’s transactions will vary from year to year.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in increased distributions of taxable capital gains to Fund shareholders. Higher costs associated with increased portfolio turnover reduce the Fund’s performance.

Derivatives Risk

Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period; and (7) the inability to close out certain positions to avoid losses, exposing the Fund to greater potential risk of loss.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.  There is the possibility that derivative strategies will not be used or that ineffective implementation of derivative strategies or unusual market conditions could result in significant losses to the Fund.

Foreign Investing

Investing in foreign companies or investment companies or ETFs which invest in foreign companies, may involve more risks than investing in U.S. companies.  These risks can increase the potential for losses in the Fund and may include, among others, currency devaluations, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. Additionally, investments in securities denominated in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies.  The foregoing risks may apply to a greater extent to investments in emerging market countries.  The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries.

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Debt Securities Risk

Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  The market value of convertible debt securities will also be affected by changes in the price of the underlying equity securities.  The market values of debt securities issued by companies involved in pending corporate mergers, takeovers or other corporate events may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change of control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of a transaction or other event.

Leveraging Risk

The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions or investing in leveraged ETFs, will magnify the Fund’s gains or losses.  The interest, financing or other costs which the Fund must pay on borrowed money or other forms of leverage, together with any additional fees or requirements, are additional costs which will reduce the Fund’s returns.  Unless profits and income on securities acquired with leverage exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage and may magnify any losses associated with such transactions.

Short Selling Risk

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Also, the Fund is required to deposit collateral in connection with such short sales and will have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.  These aspects of short selling increase the costs to the Fund and will reduce its rate of return.  Additionally, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Market Risk

Investment markets can be volatile. The prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Other Risks

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements or dollar rolls, purchasing securities on a when-issued or delayed delivery basis, entering into swap agreements, futures contracts or other derivative transactions, or engaging in short sales, may be considered senior securities unless steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, the Fund intends to segregate liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. The Fund may be unable to use such segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not segregate those assets to cover such positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses.

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PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (“SAI”).  Currently, disclosure of the Fund’s portfolio holdings is required by law to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the Fund’s quarterly holdings report on Form N-Q.  The SAI and Form N-Q may be accessed, free of charge, on the EDGAR database on the Securities and Exchange Commission’s (the “SEC’s”) website at www.sec.gov.

INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been the Fund’s investment adviser since 2011.  Prior to 2011, the Fund was managed by the Adviser’s predecessor, Westchester Capital Management, Inc.

The Adviser and its affiliate had approximately $4.7 billion in assets under management as of December 31, 2012.  The Adviser and its affiliate manage merger-arbitrage programs for other institutional investors, including a sub-fund of a UCITS fund, other registered open-end investment companies and other investment pools.  Subject to the oversight of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s securities portfolio.

The Fund and the Adviser have entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”), under the terms of which the Fund has employed the Adviser to manage the investment of the assets of the Fund, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Fund’s securities portfolio, subject to the oversight of the Board of Trustees. Under the Advisory Agreement between the Fund and the Adviser, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, a fee at the following annual rate:

Fund	Annual Management Fee (as a Percentage of the Fund’s Average Daily Net Asset Value)
The Merger Fund	1.00%

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The Adviser has agreed to reduce its advisory fee until July 8, 2014 so that the advisory fee will be:  (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets between $2.0 billion and $5.0 billion and (iv) 0.75% on an annualized basis of the average daily net assets of the Fund on net assets over $5.0 billion.  The Fund paid the Adviser an advisory fee of 0.87% of the Fund’s average daily net assets for the most recent fiscal period (after giving effect to the fee waiver by the Adviser).  The Fund paid the Adviser an advisory fee of 0.87% of the Fund’s average daily net assets for the most recent fiscal period (after giving effect to the fee waiver by the Adviser).  This fee waiver arrangement may be terminated at any time by the Fund’s Board of Trustees.  A discussion regarding the basis for the Board of Trustees approving the investment advisory contract is available in the Fund’s annual report to shareholders for the fiscal year ended December 31, 2012.

Portfolio Managers

Mr. Roy Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President, Treasurer and a Trustee of the Fund.  Mr. Behren served as a research analyst for Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, from 1994 until 2010 and as the Chief Compliance Officer of Westchester and the Fund from 2004 until June 2010, and has served as a portfolio manager for the Fund since January 2007.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

CLASSES OF SHARES

The Fund offers Institutional Class and Investor Class shares.  Each class of shares bears a different level of expenses.  For example, Investor Class shares bear fees under a Distribution and Service Plan that does not apply to Institutional Class shares.  Institutional Class and Investor Class shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums and criteria described below.

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The minimum investment requirements for initial and subsequent investment are as follows:

	Minimum Initial Investment	Subsequent Investments
Institutional Class Shares	$1,000,000	$500
Investor Class Shares	$2,000*	$0

* In general, there is no minimum investment requirement for investments in Investor Class shares by qualified retirement plans or investments that are made through omnibus accounts.

The minimum initial and subsequent investment amounts for Institutional Class Shares may be modified for certain investors. The Fund has agreed to waive the minimum initial investment amount for Institutional Class Shares for clients of third-party investment programs or platforms that (or whose participants) meet certain asset thresholds and with which the Fund has a distribution arrangement.  The Fund may waive the investment minimums in other cases in its discretion.  The Fund reserves the right to change the minimum investment amounts without prior notice. More extensive information about the Trust’s multiclass arrangements is included in the SAI.

DISTRIBUTION ARRANGEMENTS—INVESTOR CLASS SHARES

The Fund has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that applies to the Fund’s Investor Class shares.  Under the Plan, the Fund may pay the Fund’s distributor for certain of the distribution and shareholder service expenses associated with the Fund’s Investor Class shares, including the cost of providing prospectuses to prospective shareholders, as well as to reimburse the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a contract to distribute the Fund’s Investor Class shares (including the financial intermediary through whom you may purchase shares of the Fund), or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to Investor Class shares held or purchased by their respective customers or in connection with the purchase of Investor Class shares attributable to their efforts.  The distributor may also use proceeds from the Plan to pay or reimburse the Adviser for certain marketing and other distribution-related expenses incurred in respect of the Investor Class shares.  The amount of such payments made by the Fund with the proceeds of the Plan in any one year shall not exceed 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, which also may be payable for providing shareholder services.  Because these fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund may pay, in respect of all classes of shares, additional amounts from its own resources for the provision of other permitted services, and the Adviser may pay amounts from its own resources for the provision of such services.  Other permitted services may include transfer agency and dividend disbursing fees; charges for the maintenance of records, recordkeeping, and related costs; record-keeping charges; accounting expenses; transfer costs; custodian fees; sub-transfer agency services; sub-accounting services; administrative services; transfer agent and sub-transfer agent services for beneficial owners of the Fund shares; aggregating and processing purchase and redemption orders; providing beneficial owners with statements showing their positions in the Fund; processing dividend payments; providing sub-accounting services for Fund shares held beneficially; forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and receiving, tabulating, and transmitting proxies executed by beneficial owners. The recipients of these payments may be involved in the distribution of the Fund’s shares.

In addition, for all classes of shares, the distributor and the Adviser and their affiliates from time to time may make payments such as cash bonuses or provide other incentives to selected financial intermediaries involved in the distribution of the Fund’s shares as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Fund on the financial intermediaries’ preferred or recommended fund list, granting the distributor or the Adviser or their affiliates access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services.  Any such payments made by the Adviser and its affiliates would be made from their own resources, and payments made by the distributor in respect of the Investor Class shares could be made from the proceeds of the Fund’s Rule 12b-1 plan. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

 A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Adviser and/or a particular class of shares, possibly during a specified period of time. The Adviser, the distributor and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Fund and the quality of the financial intermediary’s relationship with the distributor or the Adviser. The additional payments described above are made at the expense of the distributor or the Adviser and their affiliates. These payments are made to financial intermediaries selected by the distributor or Adviser, generally to the intermediaries that have sold significant amounts of shares of the Fund or other Adviser-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the distributor or the Adviser and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.

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The distributor and the Adviser and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds.  In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the distributor and the Adviser or their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

The compensation paid by the Fund or the Adviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Fund, the distributor, the Adviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Fund on particular platforms, as well as transaction fees, or per position fees.  For the fiscal period ended December 31, 2012, the Fund paid ten basis points from its own resources for the provision of other permitted services.

INVESTMENT PLANS

Additional information about any of the plans described below may be obtained by contacting the Adviser at 100 Summit Lake Drive, Valhalla, New York 10595 (telephone (914) 741-5600). Certain of the plans described below may be available only to those purchasing Investor Class shares.

IRA Plans

Individuals may establish an Individual Retirement Account (“IRA”) through The Merger Fund IRA Plan under which shares of the Fund may be purchased.  The Merger Fund IRA Plan can be used to make regular IRA contributions, and can also be used for a rollover or transfer from an existing IRA, or for a rollover from a qualified retirement plan from which the individual receives a lump-sum distribution.

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An annual maintenance fee of $15.00 will be charged for each IRA.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an IRA for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

Qualifying shareholders may invest in the Fund through a “Roth IRA,” which is a form of IRA created in 1997.  Shareholders should consult with their own financial advisers to determine eligibility.

Other Retirement Plans

Investors may invest in the Fund through certain prototype plans for corporations, self-employed individuals or partnerships, and establish a qualified retirement plan under which shares of the Fund may be purchased.  Such plans can accept a transfer or qualified rollover from an existing qualified retirement plan from which an individual receives a lump-sum distribution, as well as regular annual contributions.

An annual maintenance fee of $15.00 will be charged for each account.  In addition, a $25.00 processing fee will be assessed for all transactions whereby funds are removed from an account.  The processing fee will not apply to a required distribution from an account for which a Systematic Withdrawal Plan has been established.  These fees are subject to change upon notification by U.S. Bancorp Fund Services, LLC to the Fund.

Coverdell Education Savings Plan

Investors may invest in the Fund through a form of Coverdell education savings account plan.  Shareholders should consult their financial advisers to determine conditions and eligibility.

HOW TO PURCHASE SHARES

Shares of the Fund may be purchased at NAV without any upfront sales or other charge by sending a completed application form (available at www.mergerfund.com) to:

The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

However, applicants should not send any correspondence by overnight courier to the above post-office-box address.  Correspondence sent by overnight courier should be addressed to:

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The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
Mutual Fund Services, Third Floor
615 East Michigan Street
Milwaukee, Wisconsin 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Because only physical possession constitutes receipt by the Transfer Agent, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent until it retrieves mail from the post office box, which it typically does several times per day.

Initial Investment – By wire:  If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent at 1-800-343-8959 to make arrangements with a service representative to submit your completed application via mail, overnight delivery or facsimile.  Upon receipt of your application, your account will be established by a service representative.  To obtain your new account number, please contact a service representative at 1-800-343-8959.  You may then contact your bank to initiate the wire referencing the account number.  For wire instructions, see “For Subsequent Investments – By wire” below or call a service representative.

For Subsequent Investments – By wire: If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at 1-800-343-8959 of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  It is essential that your bank include complete information about your account in all wire instructions.  If you have questions about how to invest by wire, you may call the Transfer Agent.  Your bank may charge you a fee for sending a wire to the Fund.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA# 075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
The Merger Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange (“NYSE”) for you to receive same-day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

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Shares Purchased Through Financial Intermediaries: Shares of the Fund may also be purchased through authorized financial intermediaries who may charge for their services.  In order for your purchase order to be processed at the Fund’s NAV determined on a business day, an authorized financial intermediary must receive your redemption request in proper order before the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place purchase requests. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

The minimum initial investment for Institutional Class shares for individuals, IRAs, corporations, partnerships or trusts is $1,000,000. The minimum initial investment for Investor Class shares for individuals, IRAs, corporations, partnerships or trusts is $2,000.  However, the Adviser, in its sole discretion, may waive the minimum initial investment amount on a case-by-case basis.  Minimum investment amounts may be waived for investors who invest through omnibus accounts.  There is no minimum for subsequent investments.  There is no minimum investment requirement for qualified retirement plans.  The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a wire transfer or a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.

The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  The Fund will not accept third-party checks, Treasury checks, credit-card checks, travelers checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill-pay checks, or any conditional order or payment.

After an account is opened, additional shares may be purchased by sending a check payable to “The Merger Fund,” together with a note stating the name(s) on the account and the account number, to the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  Purchases received after the close of trading on the NYSE (normally 4:00 p.m. ET) will receive the next business day’s NAV per share.  No share certificates will be issued.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check or electronic funds transfer that is returned.

Shareholders should contact the Transfer Agent at 1-800-343-8959 to obtain the latest wire instructions for wiring funds to U.S. Bancorp Fund Services, LLC for the purchase of Fund shares and to notify U.S. Bancorp Fund Services, LLC that a wire transfer is coming.

The Fund reserves the right to close to new investors at any time in the future but has no present plans to do so.

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Anti-Money Laundering Compliance

The Fund, the Fund’s distributor and/or your financial intermediary are required to comply with various anti-money laundering laws and regulations.  Consequently, the Fund or the Fund’s distributors may request additional information from you to verify your identity and source of funds.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  If the Fund or the Fund’s distributor deems the information submitted does not provide for adequate identity verification, it reserves the right to reject your investment and the establishment of your account.  If at any time the Fund believes an investor may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to “freeze” a shareholder’s account.  It also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency.  In some circumstances, the law may not permit the Fund or the Fund’s distributors to inform the shareholder that it has taken the actions described above.

Shares of the Fund have not been registered for sale outside the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Automatic Investment Plans and Telephone Purchases

Investors may create an Automatic Investment Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly, bi-monthly, quarterly or annually) that the shareholder selects.  After making an initial investment meeting the minimum investment amount, the minimum transaction amount for an Automatic Investment Plan is $100.  Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 1-800-343-8959 or in written form five days prior to the effective date.

Investors may utilize a Telephone Purchase Option pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request.  To have Fund shares purchased at the NAV determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive your order before the close of regular trading on such date.  Most transfers are completed within three (3) business days.  The minimum transaction amount for a Telephone Purchase is $100.

After making an initial investment meeting the minimum investment amount, shareholders may elect these options.  For both an Automatic Investment Plan and telephone purchases, only bank accounts held at domestic financial institutions that are ACH members can be used for transactions.

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NET ASSET VALUE

The net asset value per share of each class of shares of the Fund will be determined on each day when the NYSE is open for business at the close of regular trading on the NYSE and will be computed by determining the aggregate value of all assets of the Fund attributable to that share class less liabilities attributable to that share class, and then dividing by the total number of shares of that class outstanding.    On holidays or other days when the NYSE is closed, the net asset value is not calculated, and the Fund does not transact purchase or redemption requests.  However, on those days the values of the Fund’s assets may be affected, including if the Fund holds foreign securities that trade on foreign markets that are open.    In order for your purchase order to be processed at the net asset value determined on a business day, the Fund (or an authorized financial intermediary) must receive your redemption request in “proper order,” as described below, before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time).  In the case of orders submitted through an authorized financial intermediary, the intermediary must also subsequently communicate the request properly and timely to the Fund for you to receive the Fund’s net asset value determined on that business day.

Equity securities that trade on an exchange will typically be valued based on the last reported sale price.  Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price.  If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security.  Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by a pricing vendor approved by the Board of Trustees.  Exchange-traded options are typically valued at the higher of intrinsic value or the last reported composite sale price when such sale falls between the bid and asked prices.  When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of intrinsic value and the mean of the bid and asked prices.  Investments in open-end investment companies are typically valued at their reported net asset values.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value.  For example, the Fund may fair value a security that primarily trades on an exchange that closes before the NYSE if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes.  Fair valuations are determined in good faith by the Fund’s Adviser acting pursuant to procedures adopted by the Board of Trustees.  When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  In addition, due to the subjective nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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REDEMPTIONS

Redemptions by Mail

Fund shareholders will be entitled to redeem all or any portion of the shares credited to their accounts by submitting a written request for redemption to:

The Merger Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Upon the receipt of such a request in “proper order,” as described below, the shareholder will receive a check based on the NAV next determined after the redemption request has been received, which may be more or less than the amount originally invested.  If the shares to be redeemed represent an investment made by check, the Fund reserves the right to withhold the proceeds until the check clears.  It will normally take seven days to clear checks.

A redemption request will be considered to have been received in “proper order” if the following conditions are satisfied:

(i)	the request is in writing, indicates the class and number of shares or dollar amount to be redeemed and identifies the shareholder’s account number;

(ii)	the request is signed by the shareholder(s) exactly as the shares are registered;

(iii)
the request is accompanied by certificates, if any, issued representing the shares, which have been endorsed for transfer (or are themselves accompanied by an endorsed stock power) exactly as the shares are registered; and

(iv)
a signature guarantee, if required, is included.  A signature guarantee is required to redeem shares in the following situations:  if ownership is changed on your account; if the redemption proceeds are payable or sent to any person, address or bank account not on record; if a change of address request was received by the Transfer Agent within the last 15 days; when establishing or modifying certain services on an account; and if the proceeds of a requested redemption exceed $50,000.  In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

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Questions concerning a redemption request may be addressed to the Fund at its principal office.  No redemption request will become effective until all documents have been received in “proper order” by U.S. Bancorp Fund Services, LLC.

Telephone Redemptions

Telephone-redemption privileges are established for shareholders who invest directly in the Fund (i.e., not through an intermediary).  Shareholders who do not wish to establish telephone-redemption privileges should notify the Transfer Agent.  New shareholders who do not wish to establish telephone-redemption privileges may so indicate on the account application.

You may redeem all or some of your shares, with a value ranging from $1,000 to $50,000, by calling the Transfer Agent at 1-800-343-8959 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time, on a day when the NYSE is open for trading.  Redemption requests received no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) will typically be priced and processed as of the close of business on that day; requests received after that time will be processed as of the close of business on the next business day.  Telephone redemptions will not be accepted with respect to shares represented by certificates or for retirement accounts.

When you use telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your account application.  Redemption proceeds will be sent by check to the address of record, as designated on your account application, transferred to the bank account you have designated on your account application, or sent via electronic funds transfer through the Automated Clearing House (ACH) network to a predetermined bank account.  The minimum amount that may be sent is $1,000.  There is no charge to receive redemption proceeds via the ACH network.  However, credit may not be available for two to three business days.  Shareholders who would like to arrange for redemption by wire or designate a bank or account to receive redemption proceeds should send a written request to the Fund at the address listed under “Redemptions by Mail.” The request should be signed by the shareholder(s) exactly as the shares are registered and may require a signature guarantee.  Further documentation may be required.  Please call the Transfer Agent at 1-800-343-8959 if you need assistance.  Once a telephone transaction has been placed, it cannot be canceled or modified.

The Fund and the Transfer Agent will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine.  This includes any fraudulent or unauthorized request.  The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders.  The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders.  Such temporary suspension can be without prior notification to shareholders.

You may have difficulties in making a telephone redemption during periods of abnormal market activity.  If this occurs, you may make your redemption request in writing.

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Shares Held Through Financial Intermediaries

If you purchased shares of the Fund through an authorized financial intermediary, you must typically redeem your shares through that financial intermediary. In order for your redemption order to be processed at the Fund’s NAV determined on a business day, your authorized financial intermediary must receive your redemption request in proper order before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) and the authorized financial intermediary must subsequently communicate the request properly and timely to the Fund.  Please contact your financial intermediary for instructions on how to place a redemption request. Because financial intermediaries’ processing times may vary, please ask your financial intermediary when your account will be credited.

Additional Information on Redemptions

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

Shareholders may also redeem Fund shares through broker-dealers holding such shares who have made arrangements with the Fund permitting redemptions by telephone or facsimile transmission.  These broker-dealers may charge a fee for this service.

If a shareholder’s transactions at any time reduce an Investor Class shareholder’s account in the Fund to below $1,000 in value or an Institutional Class shareholder’s account in the Fund to below $750,000 in value, the Fund may notify the shareholder that, unless the account is brought up to at least such minimum amount, the Fund may, within 30 days, redeem all shares in the account and close it by making payment to the shareholder.

Shareholders who effect redemptions by wire transfer will pay a $15.00 wire transfer fee to U.S. Bancorp Fund Services, LLC to cover costs associated with the transfer.  In addition, a shareholder’s bank may impose a charge for receiving wires.

If an investor elects to receive distributions in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then-current asset value and to reinvest all subsequent distributions.

Excessive Short-Term Trading

The Board of Trustees has adopted policies and procedures with respect to excessive short-term trading by Fund shareholders.  Excessive short-term trading activity may reduce the Fund’s performance and harm all of the Fund’s shareholders by interfering with efficient portfolio management, increasing the Fund’s expenses and diluting the Fund’s NAV. Depending on the size and frequency of short-term trades in the Fund’s shares, the Fund may experience increased cash flow volatility, which could require the Fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may increase the Fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the Fund.

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The Fund discourages short-term trading that may disrupt the efficient management of the Fund’s portfolio and materially increase trading costs or taxable distributions to long-term shareholders of the Fund.  The Fund seeks to monitor the trading activities of its shareholders to detect such abusive short-term trading that may be detrimental to the interests of the Fund and its long-term shareholders.  The steps the Fund utilizes to identify and discourage frequent transactions may include monitoring trading activity and imposing trading restrictions on certain accounts.  The Fund reserves the right to reject any purchase order for this purpose.

While the Fund (directly or with the assistance of its service providers) seeks to identify abusive short-term trading, there is no guarantee that the Fund will be able to detect frequent purchases and redemptions that may be abusive or restrict the participants engaged in such activity when detected.  The Fund receives purchase and sale orders through financial intermediaries and may not have access to timely information that would allow the Fund to detect abusive short-term trading.  In such circumstances and others, the Fund’s monitoring activities may be limited to reviewing aggregated cash flows from such accounts and the Fund’s ability to prevent abusive short-term trading may be dependent on the cooperation of a financial intermediary.  Accordingly, the Fund may rely upon an intermediary’s monitoring activity and the intermediary’s ability and willingness to prevent abusive short-term trading.  In addition, even when the Fund has sufficient information, its detection methods may not detect all abusive short-term trading.

Systematic Withdrawal Plan

Individuals whose investments in the Fund have a current value of at least $10,000 may adopt a Systematic Withdrawal Plan to provide for periodic distributions.  By using the Systematic Withdrawal Plan, a shareholder can request monthly, quarterly or annual payments for any designated amount of $500 or more.  Payments may be sent by check to the address of record, or may be sent directly to a designated bank account via electronic funds transfer through the Automated Clearing House (ACH) network.  A Systematic Withdrawal Plan may be opened by selecting this option on your account application or by writing to the Transfer Agent.  Shareholders should contact the Transfer Agent at 1-800-343-8959 for more information about the Fund’s Systematic Withdrawal Plan.

COST BASIS REPORTING

When you redeem Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption is short- or long-term and whether any loss is disallowed under the “wash sale” rules.  This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem those shares.  Such reporting generally is not required for shares held in a retirement or other tax-advantaged account.  Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares.  Cost basis is used to determine your net gains and losses on any shares you redeem in a taxable account.

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The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012.  If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares.  If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply.  Please contact the Fund at (800) 343-8959 or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method.  You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.  Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012 as this information will not be reported to you by the Fund and may not be reported to you by your financial intermediary.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends to distribute substantially all of its net investment income and net capital gains once each fiscal year.  Both distributions will be in shares of the Fund unless you elect to receive cash.  Distributions will be taxable as described below, regardless of whether you receive such distributions in cash or shares of the Fund. The Fund will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital) of the distributions you receive each year.

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as tax-deferred retirement plans and foreign persons that may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. Failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

For U.S. federal income tax purposes, distributions of investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates.  Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income. The Fund expects that, as a result of its investment objectives and strategies, its income will consist primarily of short-term capital gains, which when distributed to shareholders are taxable as ordinary income not generally eligible for reduction by capital losses.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

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Properly reported distributions of “qualified dividend income” are taxable to you at the reduced rates applicable to net capital gain, provided that both you and the Fund meet certain holding period and other requirements. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Effective for taxable years beginning on or after January 1, 2013, a new 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.  You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

Any gain or loss that results from the redemption of your Fund shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

The Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those securities would generally be decreased.  However, if more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations. If the Fund does not meet the 50% test described above, shareholders generally will not be entitled to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund.

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In addition, certain of the Fund’s investments, including certain derivatives instruments, foreign securities or foreign currencies could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number, (ii) has under-reported dividend or interest income, or (iii) fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% on distributions to that shareholder; depending on the nature of the distribution, such withholding would begin as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

This summary is not intended to be, nor should it be, construed as legal or tax advice to any current or prospective holder of the Fund’s shares.  The Fund’s shareholders are urged to consult their own tax advisors to determine the tax consequences to them of their ownership of the Fund’s shares.

NOTICES – HOUSEHOLDING & UNCLAIMED PROPERTY

To keep the Fund’s costs as low as possible, the Fund delivers a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “householding,” does not apply to account statements.  You may, of course, request an individual copy of a prospectus or financial report at any time.  If you would like to receive separate mailings, please call the Transfer Agent at 1-800-343-8959 and the Fund will begin individual delivery within 30 days of your request.  If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the fiscal year ended December 31, 2012, the three months ended December 31, 2011 and the fiscal years ended September 30, 2008 through September 30, 2011 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

INVESTOR CLASS SHARES
THE MERGER FUND FINANCIAL HIGHLIGHTS
				Year Ended September 30,
	Year Ended Dec. 31, 2012		Three Months Ended Dec. 31, 2011*		2011		2010(1)		2009(1)	2008(1)
Net Asset Value, beginning of period	$15.59		$15.59		$15.93		$15.26		$14.79	$16.55
Income from investment operations:
Net investment income (loss)(2)	(0.05	)(3)	(0.02	)(3)	(0.18	)(3)	(0.02	)(4)	0.24 (4)	0.00	(5)(6)
Net realized and unrealized gain (loss) on investments	0.61		0.47		0.13		0.69		0.58	(0.70)
Total from investment operations	0.56		0.45		(0.05)		0.67		0.82	(0.70)
Redemption fees	0.00	(6)	0.00	(6)	0.00	(6)	0.00	(6)	0.00 (6)	0.00	(6)
Less distributions:
Distributions from net investment income	(0.26)		(0.08)		—		(0.00	)(6)	(0.06)	(0.37)
Distributions from net realized gains	(0.06)		(0.37)		(0.29)		—		(0.05)	(0.69)
Distributions from return to capital	—		—		—		—		(0.24)	—
Total dividends and distributions	(0.32)		(0.45)		(0.29)		(0.00	)(6)	(0.35)	(1.06)
Net Asset Value, end of period	$15.83		$15.59		$15.59		$15.93		$15.26	$14.79
Total Return	3.61%		2.90	%(7)	(0.34)%		4.39%		5.78%	(4.32)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$4,415,690		$5,026,560		$4,913,854		$3,573,582		$1,811,380	$1,414,165
Ratio of operating expenses to average net assets	1.69%		1.64	%(8)	1.96%		2.57%		4.22%	1.66%
Ratio of dividends on short positions and borrowing expense on securities sold short to average net assets	0.42%		0.31	%(8)	0.62%		1.16%		2.68%	0.19%
Ratio of operating expense to average net assets excluding dividends on short positions and borrowing expense on securities sold short:
Before expense waiver	1.40%		1.46	%(8)	1.46%		1.48%		1.54%	1.48%
After expense waiver	1.27%		1.33	%(8)	1.34%		1.41%		1.54%	1.47%
Ratio of net investment loss to average net assets:
Before expense waiver	(0.47)%		(0.72	)%(8)	(1.25)%		(1.35)%		(2.49)%	(0.10)%
After expense waiver	(0.34)%		(0.59	)%(8)	(1.13)%		(1.28)%		(2.49)%	(0.09)%
Portfolio turnover rate(9)	240.32%		48.13	%(7)	292.79%		192.21%		318.45%	300.24%

(1)
Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser. See Note 1 of the “Notes to the Financial Statements” in the Fund’s Annual Report.

(2)
Net investment income (loss) before interest expense, borrowing expense on securities sold short and dividends on securities sold short for the year ended December 31, 2012, the three months ended December 31, 2011 and the years ended September 30, 2011, 2010, 2009 and 2008 was $0.01, $(0.01), $(0.08), $0.12, $0.55, and $0.02, respectively.

(3)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(5)	Net investment income (loss) per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(6)	Amount less than $0.005 per share.
(7)	Not Annualized.
(8)	Annualized.
(9)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.
*	Stub period from October 1, 2011 through December 31, 2011.

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INSTITUTIONAL CLASS SHARES

The Fund did not offer Institutional Class shares during the periods indicated, and therefore Financial Highlights for Institutional Class shares are not included.

Further information regarding the Fund’s performance is contained in the Fund’s Annual Report, a copy of which may be obtained without charge.

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THE MERGER FUND®

PROSPECTUS

  JULY 31, 2013

For investors who want more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports:  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information:  The Fund’s SAI provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

The Fund’s Annual Report, Semi-Annual Report and SAI are available, without charge, upon request by contacting the Fund’s Transfer Agent, U.S. Bancorp Fund Services, LLC, at 1-800-343-8959.  Shareholder inquiries can also be directed to U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.  Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202.

You also can review the Fund’s reports and SAI at the Securities and Exchange Commission’s Public Reference Room.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Text-only copies can be obtained from the SEC for a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-0102, 202-551-8090 or by electronic request at publicinfo@sec.gov.  Copies also can be obtained for free from the SEC’s website at www.sec.gov and the Fund’s website at www.mergerfund.com.

Investment Company Act File No. 811-03445

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